May 18, 2016
TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND

Supplement to Prospectus dated April 30, 2016

Notice of Revised Availability to New Purchasers
Due to asset growth, the Touchstone Sands Capital Institutional Growth Fund (the “Fund”) was closed to new accounts, with certain exceptions, on April 8, 2013. Further revisions to the Fund's availability became effective on October 21, 2013. The Fund's investment advisor, Touchstone Advisors, Inc. (the “Advisor”), continually monitors Fund asset levels relative to market conditions in conjunction with the Fund's sub-advisor, Sands Capital Management (“Sands Capital”). With due consideration, the Advisor has determined to re-open the Fund for sales to investors making purchases in an account or relationship related to a fee-based, advisory platform.

Thus, effective as of the date hereof (the “Effective Date”), the "Fund Closure" section of the Fund's Prospectus is modified as noted below to reflect the Fund's revised availability to certain new purchasers.

Fund Closure. The Fund is closed to new accounts, with the following exceptions:

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Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•
An employee of the Advisor or Sands Capital may purchase shares of the Fund (a) through an account in his or her own name or jointly held with another individual or as trustee for another individual, or (b) as beneficial owner of shares held in another name by opening (i) a new individual account or IRA in his or her own name, (ii) a trust account, (iii) a joint account with another party, or (iv) an account on behalf of an immediate family member.

•
Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Funds through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•	Investors making purchases in an account or relationship related to a fee-based, advisory platform.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason. You may obtain additional information by calling Touchstone at 1.800.543.0407.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-1105-TIFT-CISGX-S2-1504